Pacific Life Funds NSAR 03-31-12
EXHIBIT 77Q1(a)
MATERIAL AMENDMENTS TO REGISTRANT'S CHARTER OR BYLAWS



The following documents are included in Registrant's Form Type N1A/A, Accession No. 0000950123-12-004956 filed on March 19, 2012, and incorporated by reference herein:

Pacific Life Funds By-Laws